EXHIBIT 10.17

FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT

This FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT is made this 27th day of August, 2010 (this “Amendment”), by and among Options Media Group Holdings, Inc., a Nevada corporation (“Options”), Scott Frohman (“Frohman”), Anthony Sasso (“Sasso”) and Paul Taylor (“Taylor”).

WHEREAS, Options, Frohman and Sasso entered into that certain Stockholders Agreement dated April 16, 2010 (the “Agreement”); and

WHEREAS, the Company, Frohman and Sasso desire to amend the Agreement in accordance with this Amendment.

NOW THEREFORE, in consideration of the premises and of the covenants and agreements set forth herein, the undersigned agree that the Agreement shall be amended as follows:

1.  Taylor shall be added as a party to the Agreement.

2.  Every reference to the term “Stockholder” in the Agreement shall include Taylor.

3.  Except as specifically amended hereby, the Agreement remains in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

Options Media Group Holdings, Inc.

By:	/s/ Scott Frohman
Scott Frohman
Chief Executive Officer

/s/ Scott Frohman
Scott Frohman

/s/ Anthony Sasso
Anthony Sasso

/s/ Paul Taylor
Paul Taylor

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